                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __ )

Filed by the Registrant [X] Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement (1)

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                            Bank Mutual Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   (1) (Preliminary materials were filed as Exhibit 99.3 to The Registrant's Registration Statement on Form S-1, No. 333-105685)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------
  (5)  Total fee paid:

   -----------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

   -----------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------
  (3)  Filing Party:

   -----------------------------------------------------------------------------
  (4)  Date Filed:

   -----------------------------------------------------------------------------

                            BANK MUTUAL CORPORATION

                           4949 West Brown Deer Road
                          Brown Deer, Wisconsin 53223
                                (414) 354-1500

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 19, 2003

                               -----------------

   Notice is hereby given that the Special Meeting of Shareholders ("Meeting") of Bank Mutual Corporation will be held at the Four Points Sheraton Milwaukee North Hotel, 8900 N. Kildeer Court, Milwaukee, Wisconsin, at 10:30 a.m., Wisconsin time, on September 19, 2003. As of the date hereof, Bank Mutual Corporation owns 100% of the common stock of Bank Mutual (the "Bank") and is majority-owned by Bank Mutual Bancorp, MHC (the "MHC").

   The Meeting is for the purpose of considering and acting upon:

    1. A plan of restructuring (the "Plan") pursuant to which Bank Mutual Corporation and the MHC will be merged into the Bank, and Bank Mutual Corporation will be succeeded by a new Wisconsin corporation with the same name which has been established for the purpose of completing the conversion. As part of the conversion, shares of common stock representing the MHC's ownership interest in Bank Mutual Corporation will be offered for sale in a subscription and community offering. Common stock of Bank Mutual Corporation currently held by public shareholders will be converted into new shares pursuant to an exchange ratio that will provide that public shareholders at the time of the conversion will own the same percentage of Bank Mutual Corporation after the conversion as was held immediately prior thereto, exclusive of any shares purchased by the shareholder in the offering and cash received in lieu of fractional shares; and

    2. Such other matters as may properly come before the Meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the Meeting.

All as set forth in the accompanying proxy statement and proxy card for the Meeting.

   Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on July 23, 2003 are the shareholders entitled to vote at the Meeting, and any adjournments thereof.

   Each shareholder, whether he or she plans to attend the meeting, is requested to sign, date, and return the enclosed proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the shareholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the secretary of Bank Mutual Corporation a written revocation or a duly executed proxy bearing a later date. Any shareholder present at the meeting may revoke his or her proxy and vote personally on each matter brought before the meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the meeting.

   Your board of directors unanimously recommends that shareholders vote FOR the Plan.

                                          By Order of the Board of Directors

                                          /s/ Eugene H. Maurer, Jr.
                                          Eugene H. Maurer, Jr.
                                          Senior Vice President and Secretary
Brown Deer, Wisconsin
July 31, 2003

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                            BANK MUTUAL CORPORATION
                           4949 WEST BROWN DEER ROAD
                             BROWN DEER, WISCONSIN
                                (414) 354-1500

                        SPECIAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 19, 2003

                               -----------------

                            SOLICITATION AND VOTING

   This proxy statement and accompanying proxy are furnished in connection with the solicitation of proxies on behalf of the board of directors of Bank Mutual Corporation, to be used at the Special Meeting of Shareholders of Bank Mutual Corporation (the "Meeting"), which will be held at the Four Points Sheraton Milwaukee North Hotel, 8900 N. Kildeer Court, Milwaukee, Wisconsin, at 10:30 a.m., Wisconsin time, on September 19, 2003, and all adjournments thereof. The accompanying Notice of Special Meeting of Shareholders and this proxy statement are first being mailed to shareholders on or about August 8, 2003.

   This proxy statement is also accompanied by the prospectus of Bank Mutual Corporation dated July 31, 2003 (the "Prospectus"), which is incorporated by reference into this proxy statement. The Prospectus includes substantial additional information relating to the transactions which are being considered at the Meeting; see "Approval of the Plan of Restructuring" below.

   Record Date, Quorum and Meeting Information. Holders of record of the Bank Mutual Corporation's common stock at the close of business on July 23, 2003 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 21,425,061 shares of common stock issued and outstanding, 11,193,174 of which were held by Bank Mutual Bancorp, MHC (the "MHC"), and 10,231,887 of which were held by shareholders other than the MHC ("Public Shareholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

   Voting Your Shares. Any shareholder entitled to vote at the Meeting may vote either in person or by a properly executed proxy. Shares represented by properly executed proxies received by Bank Mutual Corporation will be voted at the Meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked. Please sign and return your proxy in order for your vote to be counted. Where no instructions are indicated, proxies, if signed, will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting.

   A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with the corporate secretary of Bank Mutual Corporation, at the address shown above, or by delivering a properly executed proxy bearing a later date. Attendance at the Meeting will not in itself constitute revocation of a proxy. The presence at the Meeting of any shareholder who had given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of Bank Mutual Corporation prior to the voting of such proxy.

   If you hold your shares in "street name" through a bank or broker, your bank or broker will NOT vote your shares unless you direct their voting. Your vote is important, and all shareholders, whether holding shares in certificate form or in street name, are urged to vote.

   Shares in Dividend Reinvestment or Employee Plans. If a shareholder participates in the Bank Mutual Corporation Dividend Reinvestment and Stock Purchase Plan (the "DRIP"), the proxy also will serve as voting instructions for the participant's shares held in the DRIP. Participants' shares will be voted by the administrator of the DRIP in accordance with those voting instructions. If a participant does not return a proxy, the DRIP administrator will not vote that participant's shares held in the DRIP.

   Any shareholder who owns shares through an investment in the Bank Mutual Common Stock Fund of the Bank Mutual Corporation 401(k) Plan (the "401(k) Plan") will receive a separate blue proxy card, marked "401k," to instruct the 401(k) Plan's administrator how to vote those shares. The administrator will vote shares held in those employees' 401(k) Plan accounts in accordance with the voting instructions on the blue proxies. If a participant in the 401(k) Plan does not return a proxy, the administrator will vote that participant's shares held in the 401(k) Plan in the same proportion as the voting of all shares in the 401(k) Plan for which voting instructions have been received.

   Any shareholder who owns shares through an allocation to that person's account under the Bank Mutual Employee Stock Ownership Plan (the "ESOP") will receive a separate green proxy card, marked "ESOP," to instruct the ESOP's administrator how to vote those shares. The ESOP administrator, which is Bank Mutual Corporation acting through its board, will vote shares allocated to those employees' ESOP accounts in accordance with the participant's voting instructions on the green proxies. The ESOP administrator may vote, at its discretion, both unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated.

   Required Vote. Pursuant to Office of Thrift Supervision ("OTS") regulations and the plan of restructuring (the "Plan"), completion of the conversion of the MHC from the mutual to the stock form of organization (the "Conversion") and the related stock offering are subject to the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of the MHC (i.e., depositors of Bank Mutual (the "Bank")). In addition, the transactions relating to the Plan must be approved by Bank Mutual Corporation shareholders by the following affirmative votes:

  . at least two-thirds of the outstanding shares of common stock, including shares held by the MHC; and

  .   a majority of votes cast, in person or by proxy, by Public Shareholders.

   With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock including shares held by the MHC, abstentions and broker non-votes will have the effect of a vote against the Plan. With respect to the required affirmative vote by a majority of votes cast by shareholders other than the MHC, broker non-votes will be considered as shares not voted; however, shares voting "abstain" will have the same effect as a vote against the Plan. Management believes that the MHC will vote all of its shares to approve the Plan.

                     APPROVAL OF THE PLAN OF RESTRUCTURING

   In addition to this proxy statement, you have received as part of this mailing the Prospectus, which describes Bank Mutual Corporation, the Plan, the Conversion and the related offering. The Prospectus is incorporated by reference into this proxy statement. Please review it, especially "Summary" and "The Conversion" therein, carefully before you vote.

   The Bank Mutual Corporation board of directors unanimously recommends that you vote "FOR" the Plan of Restructuring.

   Reasons for this Conversion. We believe that our conversion to a fully-public stock holding company, and the increased capital resources that will result from our sale of the common stock, provide us with greater flexibility to:

  . expand our lending activities in the communities we serve and support delivery of the products and services we can offer our customers;

  . structure and finance operations, including our potential acquisition of other financial institutions or branch offices as opportunities arise; and

  .   improve our overall competitive position.

   For example, as a fully converted stock holding company, we will have greater flexibility in structuring mergers and acquisitions, including the form of consideration paid in a transaction. Potential sellers often want stock for at least part of the purchase price. Our current mutual holding company structure, by its nature, limits our ability to offer shares of our common stock as consideration in a merger or acquisition. Our new stock holding company structure will enhance our ability to compete with other bidders when acquisition opportunities arise by enabling us to offer stock or cash consideration, or a combination thereof. We currently have no arrangements or understandings regarding any specific acquisition.

   The OTS has conditionally approved the Plan.

   How Your Existing Shares of Bank Mutual Corporation Will be Exchanged. As more fully described under the heading "The Conversion" in the Prospectus, the shares of Bank Mutual Corporation common stock currently owned by the MHC will be cancelled. Depending upon the number of shares sold in the offering, each current share of Bank Mutual Corporation common stock that you own as a Public Shareholder will be converted into shares of a new Wisconsin-chartered successor Bank Mutual Corporation upon completion of the Conversion. You will receive your new shares in exchange for the shares you hold upon completion of the offering, and your old shares will be cancelled. You will be required to exchange your stock certificates, if you hold shares in certificate form. The new number of shares you receive will be based on an exchange ratio that ranges from 2.0504 to 2.7740 new shares for each share owned, at the minimum and maximum of our offering range, or up to 3.1901 at the adjusted maximum. The exchange ratio will be based on the number of shares we sell in the offering, and therefore will not be determined until after the offering concludes and will not be based on market trading prices.

   The exchange ratio will ensure that existing Public Shareholders will own the same percentage of our stock both before and after the Conversion, except for any new shares purchased in the offering or any fractional shares which are paid out in cash. The table below shows how our exchange ratio adjusts, and how many shares a hypothetical owner of 100 shares would receive in the exchange, at the various levels of the offering range:

                                                                                        New
                                          New Shares to be      Total Shares           Shares
                                         Exchanged For Existing  of Common             to be
                 New Shares to be Issued Shares of Bank Mutual  Stock to be           Received
                  in this Offering          Corporation          Issued in            For 100
                 ----------------------- ----------------------   Exchange   Exchange Existing
                   Amount      Percent     Amount     Percent   and Offering  Ratio    Shares
                  ----------   -------    ----------  -------   ------------ -------- --------
Minimum......... 22,950,000    52.28%    20,946,032   47.72%     43,896,032   2.0504   205.04
Midpoint........ 27,000,000    52.28%    24,642,391   47.72%     51,642,391   2.4122   241.22
Maximum......... 31,050,000    52.28%    28,338,750   47.72%     59,388,750   2.7740   277.40
Adjusted Maximum 35,707,500    52.28%    32,589,562   47.72%     68,297,062   3.1901   319.01

   Exchanging Your Certificates. The share exchange will occur in two ways, depending on where your shares are held:

  . If you hold your shares in "street name," such as at a bank or a brokerage firm, the exchange will take place with no further action on your part. The brokerage statement you receive after completion of our conversion should automatically reflect the exchange, and the resulting new number of shares you own.

  . If you hold a physical stock certificate, you will receive a transmittal form after our conversion is completed. It will provide you with instructions on how to exchange your shares. The transmittal form must be completed and forwarded to our exchange agent along with your existing stock certificate(s). Our exchange agent will mail certificates for new shares promptly after its receipt of your properly executed transmittal form and stock certificate(s). You should not submit a stock certificate until you receive the transmittal form.

   Please see "The Conversion-Exchange of Stock Certificates" in the Prospectus for more information.

   Fractional Shares. We will not issue fractional shares in this exchange. For each fractional share that we would otherwise issue, we will pay a cash amount equal to the dollar amount determined by multiplying the fractional share interest to which you are entitled by $10.00 per share.

   Dividends. The number of new shares of common stock that will be issued to you in the exchange will be different from the number of shares of common stock that you currently own. However, the per share dividend for these new shares will be adjusted to ensure that your aggregate dividends do not decrease. Of course, there is no assurance that the board of directors will not change the dividend policy in the future or eliminate dividends. Please see "Our Dividend Policy" in the Prospectus for more information.

                       DISSENTERS' AND APPRAISAL RIGHTS

   Under OTS regulations, Public Shareholders will not have dissenters' rights or appraisal rights in connection with the exchange of their common stock for shares of common stock of Bank Mutual Corporation pursuant to the exchange ratio described in the Prospectus.

                              PURCHASE OF SHARES

   This proxy statement is not an offer to sell or the solicitation of an offer to buy shares in the offering. The offer is made only by the Prospectus.

   If you wish to purchase shares in the offering, please see the Prospectus. Eligible depositors of Bank Mutual have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the Prospectus. Bank Mutual Corporation shareholders as of the record date for the Meeting have a preference in the community offering.

   If you hold your stock certificate(s), or you are a depositor of Bank Mutual, you were mailed a stock order form and order reply envelope with this document. If you hold your shares in street name with a bank or broker, you must call our Stock Information Center if you would like to receive a stock order form and return envelope. The toll-free telephone number is 1-866-793-8255. Stock order forms and payment must be received by Bank Mutual Corporation by 10:00 a.m., Wisconsin time, on September 5, 2003.

                                 OTHER MATTERS

   The board of directors is not aware of any business to come before the Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the board of directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

   The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The new Articles of Incorporation and Bylaws of the Bank Mutual Corporation are exhibits to the Plan. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Articles of Incorporation and Bylaws of Bank Mutual Corporation, you may request such materials in writing, addressed to the Secretary of Bank Mutual Corporation at the address given above. Such requests must be received by Bank Mutual Corporation no later than August 28, 2003. If Bank Mutual Corporation does not receive your request by such date, you will not be entitled to have such materials mailed to you.

   To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of Bank Mutual Corporation and/or Bank Mutual, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by Bank Mutual Corporation and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, telephone and postage expenses incurred in connection with such solicitation. Neither Bank Mutual Corporation nor Bank Mutual has retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies. The cost of solicitation of proxies will be borne by Bank Mutual Corporation. Bank Mutual Corporation will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

                                  QUESTIONS?

   Please read this proxy statement and the enclosed Prospectus carefully. If you have questions about the offering or voting, please call our Stock Information Center toll-free at 1-866-793-8255, Monday through Friday, between 9:00 a.m. and 4:00 p.m., Wisconsin time.

Your vote is important! The board of directors recommends that you vote "FOR" the plan.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Eugene H. Maurer, Jr.
                                          Eugene H. Maurer, Jr.
                                          Senior Vice President and Secretary

Brown Deer, Wisconsin
July 31, 2003

This proxy statement is not an offer to sell or the solicitation of an offer to buy shares in the offering. The offer is made only by the Prospectus.

                                 REVOCABLE PROXY
                             BANK MUTUAL CORPORATION

-----------------------------------------------------------------    ---------------------------------------------------------------
     |X|  PLEASE MARK VOTES                                              1.   Approval of the Plan of Restructuring whereby Bank
          AS IN THIS EXAMPLE                                                  Mutual Corporation will be succeeded by a new 100%
                                                                              publicly owned Wisconsin chartered bank holding
                SPECIAL MEETING OF SHAREHOLDERS                               company with the same name and its shares will be
                      SEPTEMBER 19, 2003                                      exchanged for shares in the new company at an exchange
                                                                              ratio provided in the Plan:
     The undersigned hereby appoints Michael T. Crowley, Sr.,
Michael T. Crowley, Jr., William J. Mielke, and David J. Rolfs,               [_] FOR
and each of them, with full power of substitution, to act as                  [_] AGAINST
attorneys and proxies for the undersigned to vote all shares of               [_] ABSTAIN
common stock of Bank Mutual Corporation which the undersigned is
entitled to vote at the special meeting of shareholders (the         INSTRUCTION: Please indicate your vote above.  If you sign this
"Meeting") to be held at the Four Points Sheraton Milwaukee North    proxy but do not indicate your intent, your shares will be
Hotel, 8900 N. Kildeer Court,  Milwaukee, Wisconsin on September     voted "FOR" approval of the Plan of Restructuring.  Shares
19, 2003, at 10:30 a.m., and at any and all adjournments and         voting "ABSTAIN" will have the same effect as a vote against
postponements thereof.                                               the Plan of Restructuring.
                                                                     ---------------------------------------------------------------

                                                                                          I/We Plan to Attend the Meeting --> ___

                                                                          In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                                                                          THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF SIGNED, BUT
Please be sure to sign and date                                      NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
this proxy in the box below                                          PROPOSAL LISTED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT
                                       ---------------               THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
                                        Date                         PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME THE BOARD OF
                                                                     DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                       ---------------               MEETING.

                                                                          The Board of Directors recommends a vote "FOR" the Plan of
                                                                     Restructuring.

Shareholder sign above         (Co-holder (if any) sign above)
-----------------------------------------------------------------    ---------------------------------------------------------------
                                Detach above card, sign, date and mail in postage paid envelope provided.

                             BANK MUTUAL CORPORATION

--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Bank Mutual Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Bank Mutual Corporation or by duly executing a proxy bearing a later date.

     The above signed acknowledges receipt from Bank Mutual Corporation, prior to the execution of this proxy, of a notice of special meeting of shareholders, a proxy statement and a related prospectus.

     Please sign exactly as your name(s) appear(s) on this card. If you receive multiple cards, please sign them all. None are duplicates. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------

----------------------------

----------------------------